E-8

                                                                      Exhibit 23


INDEPENDENT AUDITORS' CONSENT



     We consent to the incorporation by reference in Post Effective Amendment No. 1 to Registration Statement No. 333-17659 of Andersen Group, Inc. and subsidiaries on Form S-8 of our reports dated April 16, 1998, relating to the consolidated financial statement and financial statement schedules appearing in this Annual Report on Form 10-K of Andersen Group, Inc. and subsidiaries for the year ended February 28, 1998.



/s/Deloitte & Touche LLP



Hartford, Connecticut
May 28, 1998